SUBSEQUENT EVENTS	3 Months Ended
	Jun. 30, 2016	Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
16.	SUBSEQUENT EVENTS

(a)  In July 2016, the Company received a Canadian refundable tax credit totalling $403,889, which will be recorded in the second quarter as other income.

(b) The Company granted 750,000 options at $1.00 on August 8, 2016, which will vest over three years on the first anniversary of this date and two subsequent anniversaries.

16.	SUBSEQUENT EVENTS

1)	Subsequent to March 31, 2016, the Company issued 70,000 common shares to consultants for services valued at $70,000.

2)	Subsequent to March 31, 2016, 51,249 common shares were issued as a result of a cashless exercise of 262,045 warrants with an exercise price of $0.80.

3)	On April 21, 2016, the Company acquired 100% of the common shares of Interactive Motion Technologies Inc., a Massachusetts corporation (“IMT”), through a transaction where Bionik

Mergerco Inc., a Massachusetts corporation and a wholly owned subsidiary of the Company  (“Merger Subsidiary”), providing for the merger (“Acquisition”) of Merger Subsidiary with and into IMT, with IMT surviving the Merger as a wholly-owned subsidiary of Bionik.

Subject to the indemnification and escrow arrangements described in the Merger Agreement, Bionik will issue (or reserve for issuance) an aggregate of 23,650,000 shares of Company Common Stock in exchange for all shares of IMT Common Stock and IMT Preferred Stock outstanding immediately prior to the effective time.

Bionik will also assume each of the 3,895,000 options to acquire IMT Common Stock granted under IMT’s equity incentive plan or otherwise issued by IMT. These options will represent the right to purchase an aggregate of 3,000,000 shares of Company Common Stock, of which 1,000,000 will have an exercise price of $0.25, 1,000,000 will have an exercise price of $0.95 and 1,000,000 will have an exercise price of $1.05.

Due to the complexities in identifying and valuing the intangible assets acquired, the Company has not yet finalized the purchase price allocation. At this time the Company is not practicably able to estimate the fair value of each identifiable asset. The Company anticipates the intangible assets to consist of clinical data, sales data, license and patents/technology acquired and any excess to result in goodwill.

The following sets forth the preliminary purchase price allocation based on management’s best estimates of fair value, including a summary of major classes of consideration transferred and the recognized amounts of assets acquired and liabilities assumed at the acquisition date.

As at
April 21, 2016
$
Consideration Paid:
Fair value of 23,650,000 common shares	23,177,000
Fair value of vested stock options	1,573,229
24,750,229

Allocation of purchase price:
Net assets acquired	(2,129,089)
Intangible assets and goodwill	26,879,318
24,750,229

The unaudited supplemental pro forma information for the period presented give effect to the Acquisition as if it had been consummated on April 1, 2015 the start of the March 31, 2016 year-end. The following unaudited supplemental pro forma information are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the Merger occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The following unaudited supplemental pro forma information have been compiled based on information available to management at this time. The unaudited supplemental pro forma information do not reflect any cost savings or synergies that the management of Interactive Motion Technologies Inc. and Bionik Laboratories Corp. could have achieved if they were together through this period.

The unaudited pro forma sales and net loss for the period indicated are as follows:

Year Ended March 31, 2016
$
Sales	1,919,779

Net loss for the period	(15,550,891)